Exhibit 1

         In accordance with Rule 13d-1(f) of Regulation 13D-G of the Securities and Exchange Act of 1934, as amended, the undersigned filing Persons agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any and all amendments thereto) relating to the Common Stock, no par value, of Distribucion y Servicio D&S S.A.





                           SERVICIOS PROFESSIONALES Y DE COMERCIALIZACION S.A.

                           By: /s/ Rodrigo Cruz Matta
                               ---------------------------
                               Name: Rodrigo Cruz Matta
                               Title: Executive Officer

                           Dated:  February 13, 2004



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                            EMPRESAS ALMAC S.A.

                            By: /s/ Rodrigo Cruz Matta
                                ----------------------------
                                Name:  Rodrigo Cruz Matta
                                Title:  Executive Officer

                            Dated:  February 13, 2004




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                             FUTURE INVESTMENTS S.A.

                             By: /s/ Rodrigo Cruz Matta
                                 ----------------------------
                                 Name:  Rodrigo Cruz Matta
                                 Title:   Chairman of the Board

                             Dated:  February 13, 2004




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                             SERVICIOS E INVERSIONES TRUCHA S.A.

                             By: /s/  Ricardo Mendoza Vivanco
                                 ---------------------------------
                                 Name:  Ricardo Mendoza Vivanco
                                 Title:   Executive Officer

                             Dated:  February 13, 2004


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                             EL ROQUERIO S.A.

                             By: /s/ Cristobal Lira Ibanez
                                 ---------------------------
                                 Name: Cristobal Lira Ibanez
                                 Title: Executive Officer

                             Dated:  February 13, 2004


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                             INVERSIONES MIRAMAR LIMITADA

                             By: /s/ Felipe Ibanez Scott
                                 -----------------------------
                                 Name:  Felipe Ibanez Scott
                                 Title:  Executive Officer

                             Dated:  February 13, 2004


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                            NICOLAS IBANEZ SCOTT

                            By: /s/ Rodrigo Cruz Matta
                                -----------------------------
                                Name:  Rodrigo Cruz Matta
                                Title: Attorney in Fact

                            Dated:  February 13, 2004


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                            FELIPE IBANEZ SCOTT

                            By: /s/ Rodrigo Cruz Matta
                                -----------------------------
                                Name:  Rodrigo Cruz Matta
                                Title: Attorney in Fact

                            Dated:  February 13, 2004


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                            CRISTOBAL LIRA IBANEZ

                            By: /s/ Rodrigo Cruz Matta
                                ----------------------------
                                Name:  Rodrigo Cruz Matta
                                Title: Attorney in Fact

                            Dated:  February 13, 2004